                                            EXHIBIT 99.2

====================================================================================================
                                 OFFICE OF THE UNITED STATES TRUSTEE
====================================================================================================
In re:                                                    Chapter 11 Trustee Operating Report
Performance Asset Management Fund IV, Ltd.
James J. Joseph, Trustee
2029 Century Park East, 3rd Floor                         Report Number : 02             Page 1 of 3
Los Angeles, CA  90067
-------------------------------------------
Chapter 11 Case No. SA 98 27105 RA                        For the Period From : 02/01/99 to 02/28/99
====================================================================================================

1.   Profit and Loss Statement
     A.   Related to Business Operations
          Gross Sales / Rents                                                       8,957.42
                                                                                ------------
          Less :   Sales Returns and Discounts                                          0.00
                                                                                ------------
               Net Sales                                                                          8,957.42
                                                                                              ------------
          Less :   Cost of Goods Sold
                   Collection Costs                                                     0.00
                                                                                ------------
                   Commissions, Escrow Fees & Closing Costs                             0.00
                                                                                ------------
          Less :   Ending Inventory at Cost                                             0.00
                                                                                ------------
               Cost of Goods Sold                                                                     0.00
                                                                                              ------------
                   Gross Profit                                                                                 8,957.42
                                                                                                            ------------
                   Other Operating Revenues                                                                         0.00
                                                                                                            ------------
          Less :   Operating Expenses:
               Officer Compensation                                                     0.00
                                                                                ------------
               Salaries and Wages -                                                     0.00
                                                                                ------------
                   Total Salaries and Wages                                                       8,852.00
                                                                                              ------------
                   Employee Benefits and Pensions                                                     0.00
                                                                                              ------------
               Payroll Taxes                                                            0.00
                                                                                ------------
               Real Estate Taxes                                                        0.00
                                                                                ------------
               Federal and State Income Taxes                                           0.00
                                                                                ------------
                   Total Taxes                                                                        0.00
                                                                                              ------------
               Rent and Lease Exp.(Real Property and Personal Property)                 0.00
                                                                                ------------
               Interest Expense (Mortgage, Loan, Etc.)                                  0.00
                                                                                ------------
               Insurance                                                           10,961.13
                                                                                ------------
               Automobile Expenses                                                      0.00
                                                                                ------------
               Utilities (Gas, Electricity, Water, Telephone, Etc.)                     0.00
                                                                                ------------
               Depreciation and Amortization                                            0.00
                                                                                ------------
               Repairs and Maintenance                                                  0.00
                                                                                ------------
               Advertising                                                              0.00
                                                                                ------------
               Supplies-Office Expenses, Photocopies, Etc.                              0.00
                                                                                ------------
               Bad Debts                                                                0.00
                                                                                ------------
               Miscellaneous Operating Expenses (See Attached)                          0.00
                                                                                ------------
                   Total Operating Expenses                                                                    19,813.13
                                                                                                            ------------

                        Net Gain / Loss from Business Operations                                              (10,855.71)
                                                                                                            ------------


     B.   Not Related to Business Operations
          Income :
               Interest Income                                                                        0.00
                                                                                              ------------
               Other Non-Operating Revenues (Specify)                                                 0.00
                                                                                              ------------
               Gross Proceeds on Sale of Assets                                         0.00
                                                                                ------------
               Less :   Original Cost of Assets plus Expenses of Sale                   0.00
                                                                                ------------
                        Net Gain / Loss of Sale of Assets                                             0.00
                                                                                              ------------
               Total Non-Operating Income                                                                           0.00
                                                                                                            ------------
           Expenses Not Related to Business Operations:
               Legal and Professional Fees (See Section 7 - Professional Fees)                        0.00
                                                                                              ------------
               Other Non-Operating Expenses (U.S. Trustee Funds)                                      0.00
                                                                                              ------------
                        Total Non-Operating Expenses                                                                0.00
                                                                                                            ------------

     NET INCOME / LOSS FOR PERIOD                                                                             (10,855.71)
                                                                                                            ============

================================================================================
                                OPERATING REPORT
================================================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 02            PAGE 2 OF 3
================================================================================

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable) :

                       =================  =========================
                       ACCOUNTS PAYABLE     ACCOUNTS RECEIVABLE
                       =================  =========================
    Current - 30 Days  $       50,028.88  $                    0.00
                       -----------------  -------------------------
 Overdue 31 - 60 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
 Overdue 61 - 90 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue 91 - 120 Days  $            0.00  $                    0.00
                       -----------------  -------------------------
Overdue Over 120 Days  $            0.00  $                    0.00
                       =================  =========================
TOTAL                  $       50,028.88  $                    0.00
                       =================  =========================
                                          Includes Pre-Petition A/R

3.   Statement of Status of Payments to Secured Creditors and Lessors :

============================================================================
                FREQUENCY                                 POST-PETITION
             OF PAYMENT PER    AMOUNT    NEXT          PAYMENTS NOT MADE *
CREDITOR /  CONTRACT / LEASE   OF EACH  PAYMENT
LESSOR      (I.E., MO., QTR.)  PAYMENT    DUE          NUMBER         AMOUNT
==========  =================  =======  =======  ===================  ======

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

----------  -----------------  -------  -------  -------------------  ------

============================================================================

4.   Tax Liability
          Gross Payroll Expenses for Period :              $0.00
                                                           ----------------
          Gross Sales for Period Subject to Sales Tax :    $0.00
                                                           ----------------

                                       ===========================================================
                                       DATE PAID  AMOUNT PAID *   POST-PETITION TAXES STILL OWING
                                       =========  ==============  ================================
Federal Payroll and Withholding Taxes             $         0.00
State Payroll and Withholding Taxes               $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
Real Property Taxes                               $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00
                                                  $         0.00  $                           0.00
                                       ---------  --------------  --------------------------------
                                                  $         0.00  $                           0.00

                                       ===========================================================
                                       *    Attach photocopies of depository receipts from taxing
                                            authorities or Financial institutions to verify that
                                            such deposits have been made.

5.   Insurance Coverage

                            ==============================================================
                            CARRIER / AGENT NAME  AMOUNT OF      POLICY       PREMIUM PAID
                                                  COVERAGE   EXPIRATION DATE  THROUGH DATE
                            ====================  =========  ===============  ============
Worker's Compensation       Not Applicable
                            --------------------  ---------  ---------------  ------------
Liability                   Not Applicable
                            --------------------  ---------  ---------------  ------------
Fire and Extended Coverage  Not Applicable
                            --------------------  ---------  ---------------  ------------
Property
Building Contents           Not Applicable
                            --------------------  ---------  ---------------  ------------
Flood                       Not Applicable
                            --------------------  ---------  ---------------  ------------
Earthquake                  Not Applicable
                            --------------------  ---------  ---------------  ------------
Business Income             Not Applicable
                            --------------------  ---------  ---------------  ------------
Boiler / Property Damage    Not Applicable
                            ==============================================================

================================================================================
       CHAPTER 11 TRUSTEE OPERATING REPORT NO : 02            PAGE 3 OF 3
================================================================================

6.   Questions:

     A. Has the Trustee provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

     B. Has the Trustee subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  :     Yes     Explain:
              ---                       ----------------------------------------
               XX :     No
              ---

7. Statement of Unpaid Professional Fees (Post-Petition Amounts Only) To be accrued in February:

=======================================================================================
NAME OF PROFESSIONAL   STATE TYPE OF PROFESSIONAL     TOTAL POST-PETITION AMOUNT UNPAID
                      (ATTORNEY, ACCOUNTANT, ETC.)       CURRENT        TOTAL TO DATE
====================  ============================  =================  ================

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

--------------------  ----------------------------  -----------------  ----------------

=======================================================================================

8. Narrative Reports of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every Calendar quarter)

==========================================================================================================
QUARTERLY PERIOD  TOTAL DISBURSEMENTS   QUARTERLY FEE   DATE PAID  AMOUNT PAID   CHECK NO.  QUARTERLY FEE
     REPORTS          PER QUARTER                                                            STILL OWING
================  ====================  ==============  =========  ============  =========  ==============

12/31/98          $               0.00  $       250.00   01/27/99  $     250.00      10001  $         0.00
----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

----------------  --------------------  --------------  ---------  ------------  ---------  --------------

==========================================================================================================

I, James J. Joseph, Trustee, declare under penalty of perjury that the information contained in the above Trustee Operating Report is true and complete to the best of my knowledge.
Note: The Trustee and his professionals are presently working on a motion to allocate among debtors. Pending that, all entries on this Operating Statement are for information only.


           Date:   March 17, 1999                 /s/ James J. Joseph
                 -------------------       -------------------------------------
                                                  James J. Joseph, Trustee

Performance Asset Management Fund IV, Ltd.

James J. Joseph, Trustee

2029 Century Park East

3rd Floor

Los Angeles, CA 90067



Chapter 11 Case No. SA 98-27105 RA

Operating Report # 02                     From :  02/01/99
                                            To :  02/28/99



Schedule of Miscellaneous Operating Expenses
--------------------------------------------

----------------------------  ------------------  --------------  -------------
           EXPENSE                   VENDOR           AMOUNT          TOTAL
----------------------------  ------------------  --------------  -------------





                                                                  ============
                TOTAL MISCELLANEOUS OPERATING EXPENSES            $       0.00

================================================================================
                                                                     Page 1 of 1
                       OFFICE OF THE UNITED STATES TRUSTEE
                         CENTRAL DISTRICT OF CALIFORNIA
================================================================================

IN RE:                   TRUSTEE INTERIM STATEMENT
PERFORMANCE ASSET MGMT           STATEMENT NUMBER:    002
FUND IV, LTD                  FOR THE PERIOD FROM:    020199
JAMES J. JOSEPH,                               TO:    022899
CHAPTER 11 TRUSTEE
-----------------------

CASE NO. SA 98-27105 RA
=======================

                                                      Operating   30-Day C.D.   Money Market  Money Market
                                                       Account      Account       Account       Account
CASH ACTIVITY ANALYSIS                                14-088-407  426-557-0001  6704-559087   14-088-679
                                                      ----------  ------------  ------------  ------------
A.  Total Receipts Per All Prior Interim
      Statements . . . . . . . . . . . .   . . . . .  784,132.20    783,782.20    652,829.66          0.00
                                                      ----------  ------------  ------------  ------------
B.  Less : Total Disbursements Per All
      Prior Interim Statements . . . . .   . . . . .  784,032.20          0.00          0.00          0.00
                                                      ----------  ------------  ------------  ------------
C.  Beginning Balance. . . . . . . . . .   . . . . .      100.00    783,782.20    652,829.66          0.00
                                                      ==========  ============  ============  ============
D.  Receipts During Current Period

              Per Attached Schedule. . .   . . . . .   12,092.88      2,775.90          0.00  1,085,146.42

              Total Receipts . . . . . .   . . . . .   12,092.88      2,775.90          0.00  1,085,146.42
                                                      ----------  ------------  ------------  ------------
E.  Balance Available. . . . . . . . . .   . . . . .   12,192.88    786,558.10    652,829.66  1,085,146.42
                                                      ----------  ------------  ------------  ------------
F.  Less : Disbursements During Period

              Per Attached Schedule. . .   . . . . .   12,092.88          0.00          0.00     23,054.01

              Total Disbursements. . . .   . . . . .   12,092.88          0.00          0.00     23,054.01
                                                      ==========  ============  ============  ============
G.  Ending Balance                                        100.00    786,558.10    652,829.66  1,062,092.41
                                                      ==========  ============  ============  ============

H.   (1)  Operating  Account  :
          (a)  Imperial Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account Number:  14-088-407
     (2)  30-Day  C.D.
          (a)  Imperial Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account  Number:  426-557-0001
     (3)  Money  Market  Account
          (a)  Wells  Fargo,  1661  No.  Raymond,  Anaheim,  CA  92801
          (b)  Account Number:  6704-559087
     (4)  Money  Market  Account
          (a)  Imperial Bank, 9757 Wilshire Blvd., Beverly Hills, CA 90212
          (b)  Account  Number:  14-088-679


          BOND:  $6,000,000.00
BANKRUPTCY JUDGE : HON. ROBERT W. ALBERTS

I, James J. Joseph, declare under penalty of perjury that the information contained in the above Interim Statement is true and complete to the best of my knowledge.

Dated:  3/17/99                   Signed:  /s/ James J. Joseph
----------------------------      ----------------------------------------------
                                               James J. Joseph, Trustee


================================================================================

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

            STATEMENT NUMBER:   002
RECEIPTS FOR THE PERIOD FROM:   020199
                          TO:   022899
OPERATING ACCOUNT # 14-088-407                                  AMOUNT
----------------------------------------------------------------------
02/12 - PAM IV MONEY MARKET     TRANSFER OF FUNDS            12,092.88





                                                         -------------
                                                TOTAL        12,092.88
                                                         =============

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:   002
DISBURSEMENTS FOR THE PERIOD FROM:   020199
                               TO:   022899
OPERATING ACCOUNT # 14-088-407                                                    CHECK
NAME OF PAYEE                        DESCRIPTION                        AMOUNT    NUMBER  DATE
--------------------------------------------------------------------------------------------------
PERFORMANCE CAP. MGMT. INC           JANUARY OPERATING/COLL COSTS      12,092.88  10002   02/12/99






                                                                     -----------
                                                            TOTAL      12,092.88
                                                                     ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105
            STATEMENT NUMBER:       002
RECEIPTS FOR THE PERIOD FROM:       020199
                          TO:       022899
30-Day C.D. Account #426-557-0001                             AMOUNT
--------------------------------------------------------------------
02/26 - IMPERIAL BANK               INTEREST AT MATURITY    2,775.90




                                                         -----------
                                                TOTAL       2,775.90
                                                         ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:      002
DISBURSEMENTS FOR THE PERIOD FROM:      020199
                               TO:      022899
30-Day C.D. Account # 426-557-0001                            CHECK
NAME OF PAYEE                           DESCRIPTION  AMOUNT  NUMBER  DATE
-------------------------------------------------------------------------






                                                  ---------
                                       TOTAL           0.00
                                                  =========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA
            STATEMENT NUMBER:       002
RECEIPTS FOR THE PERIOD FROM:       020199
                          TO:       022899
MONEY MARKET ACCOUNT 6704-559087                           AMOUNT
-----------------------------------------------------------------






                                                      -----------
                                             TOTAL           0.00
                                                      ===========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98-27105 RA

                 STATEMENT NUMBER:     002
DISBURSEMENTS FOR THE PERIOD FROM:     020199
                               TO:     022899
MONEY MARKET ACCOUNT 6704-559087                            CHECK
NAME OF PAYEE                          DESCRIPTION  AMOUNT  NUMBER  DATE
------------------------------------------------------------------------






                                                 ---------
                                      TOTAL           0.00
                                                 =========

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98 27105 RA
            STATEMENT NUMBER:       002
RECEIPTS FOR THE PERIOD FROM:       020199
                          TO:       022899
MONEY MARKET ACCOUNT # 14-088-679                                AMOUNT
-----------------------------------------------------------------------
PCM PARTNERSHIP RESERVE MONEY MARKET   TRANSFER OF FUNDS   1,076,189.00
02/05 - UNION BANK TRUST ACCOUNT       TRANSFER OF FUNDS       8,957.42





                                                           ------------
                                                 TOTAL     1,085,146.42
                                                           ============

CASE NAME : PERFORMANCE ASSET MGMT FUND IV, LTD
CASE NUMBER : SA 98 27105 RA

                 STATEMENT NUMBER:     002
DISBURSEMENTS FOR THE PERIOD FROM:     020199
                               TO:     022899
MONEY MARKET ACCOUNT # 14-088-679                                      CHECK
NAME OF PAYEE                          DESCRIPTION         AMOUNT      NUMBER  DATE
---------------------------------------------------------------------------------------
VCS OPERATING                          BOND PAYMENT        10,961.13   TSF     02/08/99
PAM IV OPERATING                       TRANSFER OF FUNDS   12,092.88   TSF     02/12/99



                                                          ----------
                                                TOTAL      23,054.01
                                                          ==========